UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 7, 2006 (April 3, 2006)

                    Dividend Capital Total Realty Trust Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                     333-125338              30-0309068
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                      Identification No.)


  518 Seventeenth Street, 17th Floor, Denver, CO                 80202
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     (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (303) 228-2200
                                                           ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

         On April 3, 2006, pursuant to the terms of the Dividend Capital Total Realty Trust Inc. (the "Company") Equity Incentive Plan (the "Equity Plan"), each of the Company's nonemployee directors, Charles B. Duke, John P. Woodberry and Daniel J. Sullivan, was automatically granted a non-qualified option to purchase 10,000 shares of the Company's common stock, par value $0.01 per share. Each such option has a maximum term of ten years and will vest according to the following schedule: 20% of the covered shares on the date of grant, and an additional 20% of such shares on each of the first four anniversaries of the date of grant, subject in each case to the director continuing to serve on the Company's board as of such vesting date.

Item 9.01    Financial Statements and Exhibits.

      (a)    Exhibits

              99.1     Form of Director Option Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Dividend Capital Total Realty Trust Inc.
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                                    (Registrant)


Date:  April 7, 2006                By:   /s/ JOHN E. BIALLAS
                                        --------------------------------------
                                    Name:  John E. Biallas
                                    Title: Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Form of Director Option Agreement.